SUPPLEMENT DATED MAY 27, 2008 TO THE

FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS

DATED MAY 1, 2008

Relating to the Arizona, Colorado, Georgia and Missouri Insured Tax Exempt Funds

 Effective June 2, 2008, the First Investors Single State Insured Tax Exempt Arizona, Colorado, Georgia and Missouri Funds (the “Funds”) will be closed to new investments, except for systematic or automated investments and dividend reinvestments.  This action has been taken because management plans to seek approval from the Funds’ Board of Trustees (“Board”) to liquidate the Funds due to their extremely small asset size and limited prospects for growth.  Management expects to seek such approval from the Board in August of this year and for the liquidations to occur shortly thereafter. A shareholder vote is not required to liquidate the Funds.

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